UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 29, 2003
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2003-4 Mortgage Pass-Through Certificates, Series 2003-4)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                333-106982-04              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                10019
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    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------




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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for MASTR Adjustable Rate Mortgages Trust 2003-4 Mortgage Pass-Through Certificates, Series 2003-4. On September 29, 2003, Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages Trust 2003-4 Mortgage Pass-Through Certificates, Series 2003-4 (the "Certificates") in ten classes. The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2003, among the Company, as depositor, UBS Warburg Real Estate Securities Inc., as transferor, Wells Fargo Bank Minnesota, N.A., as master servicer and a custodian, U.S. Bank National Association, as a custodian, and JPMorgan Chase Bank, as trustee. The Class 1-A-1, Class 2-A-1, Class 3-A-1, Class A-R, Class B-1, Class B-2, and Class B-3 Certificates, with an aggregate scheduled principal balance of $383,602,100 as of September 29, 2003, were sold to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement dated as of September 25, 2003 by and among the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

       4 Pooling and Servicing Agreement, dated as of September 1, 2003, among Mortgage Asset Securitization
                                          Transactions, Inc., UBS Warburg Real
                                          Estate Securities Inc., Wells Fargo
                                          Bank Minnesota, N.A., U.S. Bank
                                          National Association and JPMorgan
                                          Chase Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.




                                   By:   /s/ Glenn McIntyre
                                      ----------------------------------------
                                      Name:  Glenn McIntyre
                                      Title: Associate Director

                                   By:   /s/ Steve Warjanka
                                      ----------------------------------------
                                      Name:  Steve Warjanka
                                      Title: Associate Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

4                       Pooling and Servicing Agreement,               E
                        dated as of September 1, 2003,
                        among Mortgage Asset Securitization
                        Transactions, Inc., UBS Warburg
                        Real Estate Securities Inc.,
                        Wells Fargo Bank Minnesota, N.A.,
                        U.S. Bank National Association and
                        JPMorgan Chase Bank.